UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2003
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(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
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(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure

Laboratory Corporation of America -Registered Trademark-Holdings (LabCorp -Registered Trademark-)(NYSE:LH) announced that the PreGen-Plus-Trademark- colon cancer assay is nationally available for LabCorp's clients to order beginning today. PreGen-Plus-Trademark- is the proprietary DNA-based stool test for the early detection of colorectal cancer developed by EXACT Sciences Corporation (NASDAQ:EXAS).


Exhibits:
99.1  Press release of the Company dated August 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
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                        (Registrant)

               By:/s/ BRADFORD T. SMITH
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                      Bradford T. Smith
                      Executive Vice President
                      and Secretary


Date: August 13, 2003